INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2019
INCOME TAXES
Summary of deferred income tax assets and liabilities

Deferred income tax assets and liabilities consist of the following (in thousands):

	Year ended
	December 31,
	2019	2018
Deferred tax assets/(liabilities)
Accrued expenses	$—	$—
Operating lease liability	706	—
Stock‑based compensation	1,582	98
Capitalized startup costs	22	35
Right of use asset	(705)	—
Net operating losses	19,937	6,176
Total deferred tax assets	21,542	6,309
Less: valuation allowance	(21,542)	(6,309)
Net deferred tax asset (liability)	$—	$—

Schedule of the U.S. federal statutory corporate tax rate reconciles to the Company's effective tax rate

	Year Ended
	December 31,
	2019	2018
Federal statutory rate	21.0%	21.0%
State and local taxes net of federal tax benefit	13.2	13.5
Tax rate change	0.0	0.3
Change in valuation allowance	(33.4)	(28.5)
Permanently disallowed interest expense	(0.7)	(6.3)
Other	(0.1)	—
Total	0.0%	0.0%